CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of investments (unaudited)	May 31, 2019

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.5%
COMMUNICATION SERVICES - 29.4%
Diversified Telecommunication Services - 0.1%
AT&T Inc.	323,562	$9,894,526

Entertainment - 4.7%
Liberty Media Corp.-Liberty Braves, Class A Shares	157,714	4,185,730	*
Liberty Media Corp.-Liberty Braves, Class C Shares	282,740	7,523,711	*
Liberty Media Corp.-Liberty Formula One, Class A Shares	384,288	13,995,769	*
Liberty Media Corp.-Liberty Formula One, Class C Shares	691,853	25,826,872	*
Lions Gate Entertainment Corp., Class B Shares	1,356,677	18,667,876
Madison Square Garden Co., Class A Shares	730,394	216,079,761	*
Viacom Inc., Class B Shares	728,776	21,156,367
World Wrestling Entertainment Inc., Class A Shares	925,300	67,306,322

Total Entertainment		374,742,408

Interactive Media & Services - 2.9%
Facebook Inc., Class A Shares	78,594	13,948,077	*
Liberty TripAdvisor Holdings Inc., Class A Shares	375,814	4,002,419	*
Twitter Inc.	5,886,635	214,508,980	*

Total Interactive Media & Services		232,459,476

Media - 21.7%
AMC Networks Inc., Class A Shares	3,454,175	182,276,815	*
CBS Corp., Class B Shares, Non Voting Shares	728,776	35,185,305
Comcast Corp., Class A Shares	16,620,452	681,438,532
Discovery Inc., Class A Shares	7,559,663	206,076,413	*
Discovery Inc., Class C Shares	2,688,415	68,930,961	*
GCI Liberty Inc., Class A Shares	487,960	28,345,596	*
Liberty Broadband Corp., Class A Shares	1,071,526	104,495,216	*
Liberty Broadband Corp., Class C Shares	1,518,009	148,992,583	*
Liberty Global PLC, Class A Shares	620,450	15,263,070	*
Liberty Global PLC, Class C Shares	1,957,225	47,443,134	*
Liberty Latin America Ltd., Class A Shares	117,175	1,997,834	*
Liberty Latin America Ltd., Class C Shares	354,819	6,099,339	*
Liberty Media Corp.-Liberty SiriusXM, Class A Shares	1,527,154	55,008,087	*
Liberty Media Corp.-Liberty SiriusXM, Class C Shares	2,777,217	100,368,622	*
MSG Networks Inc., Class A Shares	2,211,179	46,677,989	*

Total Media		1,728,599,496

TOTAL COMMUNICATION SERVICES		2,345,695,906

CONSUMER DISCRETIONARY - 0.8%
Diversified Consumer Services - 0.0%
Ascent Capital Group Inc., Class A Shares	73,802	92,991	*

See Notes to Schedule of Investments.

CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2019

SECURITY	SHARES	VALUE
Internet & Direct Marketing Retail - 0.8%
Liberty Expedia Holdings Inc., Class A Shares	354,040	$14,597,069	*
Qurate Retail Inc.	3,613,132	45,272,544	*

Total Internet & Direct Marketing Retail		59,869,613

TOTAL CONSUMER DISCRETIONARY		59,962,604

ENERGY - 7.2%
Energy Equipment & Services - 2.1%
Core Laboratories NV	2,188,066	104,239,464
National Oilwell Varco Inc.	3,002,236	62,596,621

Total Energy Equipment & Services		166,836,085

Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp.	4,673,126	328,847,876
Encana Corp.	15,268,518	80,465,090

Total Oil, Gas & Consumable Fuels		409,312,966

TOTAL ENERGY		576,149,051

FINANCIALS - 1.8%
Banks - 0.7%
Sterling Bancorp	2,983,298	57,607,484

Capital Markets - 0.8%
Cohen & Steers Inc.	1,256,378	64,351,681

Thrifts & Mortgage Finance - 0.3%
New York Community Bancorp Inc.	1,871,604	18,585,028

TOTAL FINANCIALS		140,544,193

HEALTH CARE - 27.0%
Biotechnology - 14.9%
Aduro Biotech Inc.	123,046	399,899	*
Agios Pharmaceuticals Inc.	1,021,242	47,150,743	*
Alkermes PLC	976,445	21,032,625	*
Amgen Inc.	1,025,794	170,999,860
Biogen Inc.	2,312,431	507,092,994	*
ImmunoGen Inc.	125,766	226,379	*
Ionis Pharmaceuticals Inc.	2,382,745	156,308,072	*
ProQR Therapeutics NV	282,957	3,432,268	*
Ultragenyx Pharmaceutical Inc.	332,246	18,250,273	*
Vertex Pharmaceuticals Inc.	1,545,800	256,881,044	*
Voyager Therapeutics Inc.	229,702	5,009,801	*

Total Biotechnology		1,186,783,958

Health Care Equipment & Supplies - 1.4%
Medtronic PLC	1,078,830	99,878,082
Wright Medical Group NV	357,346	10,977,669	*

Total Health Care Equipment & Supplies		110,855,751

See Notes to Schedule of Investments.

CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2019

SECURITY	SHARES	VALUE
Health Care Providers & Services - 7.2%
UnitedHealth Group Inc.	2,390,308	$577,976,474

Pharmaceuticals - 3.5%
Allergan PLC	2,069,100	252,243,981
Bausch Health Cos. Inc.	1,432,735	29,700,597	*

Total Pharmaceuticals		281,944,578

Total Health Care		2,157,560,761

INDUSTRIALS - 5.9%
Aerospace & Defense - 2.6%
L3 Technologies Inc.	867,698	210,034,978

Building Products - 2.1%
Johnson Controls International PLC	4,238,046	163,249,532

Construction & Engineering - 0.6%
Fluor Corp.	1,740,041	48,233,937

Electrical Equipment - 0.2%
nVent Electric PLC	746,874	17,222,914

Machinery - 0.3%
Pentair PLC	746,064	25,977,948

Trading Companies & Distributors - 0.1%
NOW Inc.	535,568	6,978,451	*

TOTAL INDUSTRIALS		471,697,760

INFORMATION TECHNOLOGY - 24.5%
Electronic Equipment, Instruments & Components - 4.0%
Dolby Laboratories Inc., Class A Shares	791,369	49,041,137
TE Connectivity Ltd.	3,211,580	270,511,383

Total Electronic Equipment, Instruments & Components		319,552,520

IT Services - 0.1%
Science Applications International Corp.	110,783	8,501,487

Semiconductors & Semiconductor Equipment - 7.5%
Broadcom Inc.	1,174,053	295,438,697
Cree Inc.	3,427,380	188,985,733	*
Intel Corp.	2,536,541	111,709,266

Total Semiconductors & Semiconductor Equipment		596,133,696

Software - 7.5%
Autodesk Inc.	2,009,820	323,400,136	*
Citrix Systems Inc.	1,280,072	120,480,377
FireEye Inc.	517,620	7,552,076	*
LogMeIn Inc.	87,102	6,256,537
Nuance Communications Inc.	8,369,573	143,705,568	*

Total Software		601,394,694

See Notes to Schedule of Investments.

CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2019

SECURITY		SHARES	VALUE
Technology Hardware, Storage & Peripherals - 5.4%
Seagate Technology PLC		8,289,633	$346,921,141
Western Digital Corp.		2,277,087	84,753,178

Total Technology Hardware, Storage & Peripherals			431,674,319

TOTAL INFORMATION TECHNOLOGY			1,957,256,716

MATERIALS - 0.9%
Metals & Mining - 0.9%
Freeport-McMoRan Inc.		3,707,955	36,004,243
Nucor Corp.		780,297	37,454,256

TOTAL MATERIALS			73,458,499

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $3,218,724,125)			7,782,325,490

	RATE
SHORT-TERM INVESTMENTS - 0.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $3,119,395)	2.218%	3,119,395	3,119,395

TOTAL INVESTMENTS - 97.6% (Cost - $3,221,843,520)			7,785,444,885
Other Assets in Excess of Liabilities - 2.4%			193,416,970

TOTAL NET ASSETS - 100.0%			$7,978,861,855

*	Non-income producing security.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include,

Notes to Schedule of Investments (unaudited) (continued)

but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$7,782,325,490	—	—	$7,782,325,490
Short-Term Investments†	3,119,395	—	—	3,119,395

Total Investments	$7,785,444,885	—	—	$7,785,444,885

†	See Schedule of Investments for additional detailed categorizations.